Exhibit 10.3

            AMENDMENT TO THE WILBER NATIONAL BANK SPLIT-DOLLAR LIFE
                            INSURANCE PLAN AGREEMENT


     THIS AGREEMENT TO AMEND THE WILBER NATIONAL BANK SPLIT-DOLLAR LIFE INSURANCE PLAN AGREEMENT ("First Amendment") dated as of the 21st day of September 2001, among WILBER NATIONAL BANK, a national bank ("Company"), Oneonta, New York, and Alfred S. Whittet ("Executive").
                       -----------------

                                   WITNESSETH:

     WHEREAS, the Company has previously adopted the Wilber National Bank Split-Dollar Life Insurance Plan ("Original Plan"), dated as of September 26, 1997, pursuant to which the Company would pay all the life insurance premiums and would divide the death proceeds of a life insurance policy on the life of Employee with the designated beneficiary of Employee after the Company recouped its premium payments; and

     WHEREAS, Wilber National Bank and Executive previously entered into the Wilber National Bank Split-Dollar Life Insurance Plan Agreement ("Original Agreement"), dated as of September 30, 1997; and
                         ------------------
     WHEREAS, the Board of Directors amended the Wilber National Bank Split-Dollar Life Insurance Plan ("Amended Plan") to change the benefit to a vested benefit that would pay a sum certain determined upon the Participant's job title and years of executive service; and

     WHEREAS, the Company wants to amend the agreement to incorporate the new vested benefit; and

     WHEREAS, pursuant to the Original Plan consent of the Executive is required to amend the vested benefit; and

     WHEREAS, the Executive wishes to consent to the change in the vested benefit; and

     WHEREAS, in order to carry out a modification of the benefit provided under the Original Plan through life insurance policies, the parties hereto desire to enter into this First Amendment.

     NOW, THEREFORE, in consideration of the mutual promises of the parities hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. The Original Agreement, is hereby amended by modification of Vesting of Benefits as stated in Article 5 of the Amended and Restated Wilber National Bank Split-Dollar Life Insurance Plan and are as follows:

A Participant with less than five (5) years of continuous service at the Vice President or higher shall have a lifetime benefit equal to four (4) times base annual salary (meaning the Participant's most recent base full-time annual salary exclusive of bonuses, options, or incentives of any kind) during the Participant's employment with the Bank and or Wilber until the earliest of the following to occur:

     1.   Retirement - if a Participant voluntarily terminates his or her
          ----------
          employment on or after the age of sixty-two (62), the Participant is entitled to a lifetime benefit equal to the Participant's last base annual salary prior to retirement exclusive of bonuses, options or incentives.

     2.   Disability - if a Participant's termination of employment is due to
          ----------
          disability (meaning, the Participant is unable to perform substantially all of Participant's normal duties, as determined by the Participant's written employment agreement or the Bank's personnel policies, as established by the Board of Directors of the Bank and or Wilber in their sole and absolute discretion), the Participant is entitled to a lifetime benefit equal to the Participant's base annual salary exclusive of bonuses, options or incentives.

     3.   Change of control - if termination of a Participant's employment is
          -----------------
          following a change in control, the Participant is entitled to a lifetime benefit equal to the Participant's base annual salary exclusive of bonuses, options or incentives.


          A "Change of Control" means:

          o A transaction where a consolidation or merger occurs of either Wilber or the Bank and neither is the continuing or surviving corporation; or
          o A transaction where the shares of either Wilber's or the Bank's common stock (meaning stock with the lowest priority in terms of payment or dividends) are exchanged for cash, securities or other property. This does not include transactions where there is a merger of Wilber or of the Bank, and stockholders of Wilber's or the Bank's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or
          o A transaction involving any sale, lease, exchange or other transfer of all, or substantially all, of the assets of Wilber or of the Bank; or
          o A transaction where the stockholders of Wilber approve any plan or proposal for the liquidation (meaning where corporate assets are converted into cash and distributed among creditors and shareholders) or dissolution (meaning the formal disbanding of the corporation) of Wilber or of the Bank;
          o A transaction where any person other than the holders of Wilber's common stock on the date on which it takes effect, or the spouse or children of such holders, becomes the beneficial owner (meaning a corporate shareholder who has the power to buy or sell the shares, but who has not registered the shares on the corporation's books in his or her name) of 25% or more of Wilber's outstanding common stock; or

          o A transaction where any person other than Wilber becomes the beneficial owner of 50% or more of the Bank's outstanding common stock; or
          o A transaction where during any consecutive two year period, individuals who at the beginning of the period make up the entire Board of Directors of Wilber, do not continue to constitute a majority of the Board of Directors for any reason, unless the election, or the nomination for election by Wilber's stockholders, of each new director was approved by a vote of at least two-thirds of the directors who were then still in office and who were directors at the beginning of the period.

     4.   Termination not for cause - if termination of any Participant's
          --------------------------
          employment is not for cause and for reasons other than those described in items 2, 3, and 6 above, the Participant is entitled to a lifetime benefit equal to the Participant's base annual salary exclusive of bonuses, options or incentives.

     5.   Resignation - if any Participant voluntarily terminates employment,
          ------------
          the Participant is entitled to a lifetime benefit equal to Twenty-Five Thousand Dollars ($25,000).

     6.   Termination for cause - if any Participant is terminated for cause
          ---------------------
          (meaning a termination for gross negligence, commission of a felony or crime involving moral turpitude, fraud, disloyalty, dishonesty or violation of any law or Bank Policy) the Participant is entitled to a lifetime benefit equal to Ten Thousand Dollars ($10,000).

     Additionally, in no event will the combined lifetime benefit and any other Group Term Coverage exceed Five Hundred Thousand Dollars ($500,000) or Seven Hundred Thousand Dollars ($700,000) for the Bank President and Chief Executive Officer.

     A Participant with more than five (5) years or more of continuous service at the Vice President level or higher shall have a lifetime benefit equal to four (4) Times base annual salary (meaning the Participant's most recent base full-time annual salary exclusive of bonuses, options, or incentives of any kind) during employment with the Bank or its parent company until the earliest of the following to occur:

     1.   Retirement - if a Participant voluntarily terminates employment on or
          ----------
          after the age of sixty-two (62) Participant is entitled lifetime benefit equal to the Participant's base annual salary exclusive of bonuses, options, or incentives, unless the combination of the Participant's age and total years of employment is at least Seventy
          (70), in which case the Participant is entitled to a lifetime benefit equal to four times (4x) the Participant's base annual salary exclusive of bonuses, options, or incentives.

     2.   Disability - if a Participant's termination of employment is due to
          -----------
          disability (meaning, to perform substantially all of Participant's normal duties, as determined by the Participant's written employment agreement of the Bank and or Wilber's personnel policies, as established by the Board of Directors of the Bank and or Wilber in their sole and absolute discretion), the Participant is entitled a lifetime benefit equal to four times (4x) the Participant's base annual salary exclusive of bonuses, options, or incentives.

     3.   Change of control - if termination of Participant's employment is
          -----------------
          following a change in control involving the Bank or Wilber, the Participant is entitled to a lifetime benefit equal to four times (4x) the Participant's base annual salary exclusive of bonuses, options or incentives.

          A "Change of Control" means:

          o A transaction where a consolidation or merger occurs of either Wilber or the Bank and neither is the continuing or surviving corporation; or
          o A transaction where the shares of either Wilber's or the Bank's common stock (meaning stock with the lowest priority in terms of payment or dividends) are exchanged for cash, securities or other property. This does not include transactions where there is a merger of Wilber or of the Bank, and stockholders of Wilber's or the Bank's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or
          o A transaction involving any sale, lease, exchange or other transfer of all, or substantially all, of the assets of Wilber or of the Bank; or
          o A transaction where the stockholders of Wilber approve any plan or proposal for the liquidation (meaning where corporate assets are converted into cash and distributed among creditors and shareholders) or dissolution (meaning the formal disbanding of the corporation) of Wilber or of the Bank;
          o A transaction where any person other than the holders of Wilber's common stock on the date on which it takes effect, or the spouse or children of such holders, becomes the beneficial owner (meaning a corporate shareholder who has the power to buy or sell the shares, but who has not registered the shares on the corporation's books in his or her name) of 25% or more of Wilber's outstanding common stock; or
          o A transaction where any person other than Wilber becomes the beneficial owner of 50% or more of the Bank's outstanding common stock; or
          o A transaction where during any consecutive two year period, individuals who at the beginning of such period make up the entire Board of Directors of Wilber, do not continue to constitute a majority of the Board of Directors for any reason, unless the election, or the nomination for election by Wilber's stockholders, of each new director was approved by a vote of at least two-thirds of the directors who were then still in office and who were directors at the beginning of the period.

     4.   Termination not for cause - if termination of a Participant's
          -------------------------
          employment is not for cause and for reasons other than those described in items 2, 3, and 6 above, the Participant is entitled to a lifetime benefit equal to the Participant's base annual salary exclusive of bonuses, options or incentives unless the combination of the Participant's age and total full years of employment with the Bank and or Wilber is at least Seventy (70), in which case the Participant shall be entitled to a lifetime benefit equal to four times (4x) the Participant's base annual salary exclusive of bonuses, options or incentives.

     5. Resignation - if any Participant voluntarily terminates employment with the Bank and or Wilber, the Participant is entitled to a lifetime benefit in the amount of Twenty-Five Thousand ($25,000).

     6. Termination for cause - if any Participant is terminated for cause (meaning a termination for gross negligence, commission of a felony or crime involving moral turpitude, fraud, disloyalty, dishonesty or violation of any law or Bank Policy) the Participant is entitled to a lifetime benefit equal to Ten Thousand Dollars ($10,000).

          Additionally, in no event will the combined lifetime benefit and any other Group Term Coverage exceed Five Hundred Thousand Dollars ($500,000) or Seven Hundred Thousand Dollars ($700,000) for the President and Chief Executive Officer.

     2. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Amended Plan.

     3. This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

     4. All other terms of the Original Agreement remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                              WILBER NATIONAL BANK

                                              by:/s/ Alfred S. Whittet
                                                 -------------------------------
                                                 Alfred S. Whittet, President
                                                 and C.E.O.


          The Executive hereby accepts and agrees to the foregoing. Signed at Oneonta, New York, this 16th day of January 2002.



                                                     /s/ Alfred S. Whittet
                                                     ---------------------
                                                         Alfred S. Whittet
                                                         Executive

                         SPLIT-DOLLAR POLICY ENDORSEMENT
                         -------------------------------


Policy Number(s): U200001497, U200001534, 0044696,   Insured:  Alfred S. Whittet
                  0600095964, 56600459

Supplementing and amending the application of Wilber National Bank, on Union
                                                                       -----
Central, Mass Mutual, Southland and New York Life insurance companies
--------------------------------------------------------------------

("Insurers"), the applicant requests and directs that:

BENEFICIARIES

     1. The Wilber National Bank, a national bank ("Bank"), shall be the direct beneficiary of the death proceeds as described in the Split-Dollar Life Plan (the "Plan") adopted by the Bank on September 26, 1997.

     2. The Beneficiary of the Participant Interest (as such term is defined in the Plan) shall be designated by the Insured or his/her authorized transferee.

OWNERSHIP

     3. The Owner of the policy shall be the Bank. The Owner shall have all the ownership rights in the Policy except as may be specifically granted to the Insured or the Owner's transferee in paragraph (4) of this endorsement.

     4. The Insured or beneficiary of the Participant Interest shall have the right to assign any rights and interest in the policy with respect to this endorsement, or to exercise all settlement options with respect to such death proceeds as provided in the Plan.

OWNER'S AUTHORITY

     5. Insurer is hereby authorized to recognize the Owner's Claim to rights hereunder without investigating the reason for any action taken by the Owner, including its statement of the amount of premiums it has paid on the policy. The signature of the Owner shall be sufficient for the exercise of any rights under the Endorsement and the receipt of the Owner for any money received by it shall be a full discharge and release therefore to the Insurer.

     6.   Any transferee's rights shall be subject to this Endorsement.

VESTING OF BENEFITS

     7. A Participant with less than five (5) years of continuous service at the Vice President or higher shall have a lifetime benefit equal to four (4) times base annual salary (meaning the Participant's most recent base full-time annual salary exclusive of bonuses, options, or incentives of any kind) during the Participant's employment with the Bank and or Wilber until the earliest of the following to occur:

     7.   Retirement - if a Participant voluntarily terminates his or her
          ---------
          employment on or after the age of sixty-two (62), the Participant is entitled to a lifetime benefit equal to the Participant's last base annual salary prior to retirement exclusive of bonuses, options or incentives.

     8.   Disability - if a Participant's termination of employment is due to
          ----------
          disability (meaning, the Participant is unable to perform substantially all of Participant's normal duties, as determined by the Participant's written employment agreement or the Bank's personnel policies, as established by the Board of Directors of the Bank and or Wilber in their sole and absolute discretion), the Participant is entitled to a lifetime benefit equal to the Participant's base annual salary exclusive of bonuses, options or incentives.

     9.   Change of control - if termination of a Participant's employment is
          -----------------
          following a change in control, the Participant is entitled to a lifetime benefit equal to the Participant's base annual salary exclusive of bonuses, options or incentives.

          A "Change of Control" means:

          o A transaction where a consolidation or merger occurs of either Wilber or the Bank and neither is the continuing or surviving corporation; or
          o A transaction where the shares of either Wilber's or the Bank's common stock (meaning stock with the lowest priority in terms of payment or dividends) are exchanged for cash, securities or other property. This does not include transactions where there is a merger of Wilber or of the Bank, and stockholders of Wilber's or the Bank's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or
          o A transaction involving any sale, lease, exchange or other transfer of all, or substantially all, of the assets of Wilber or of the Bank; or
          o A transaction where the stockholders of Wilber approve any plan or proposal for the liquidation (meaning where corporate assets are converted into cash and distributed among creditors and shareholders) or dissolution (meaning the formal disbanding of the corporation) of Wilber or of the Bank;
          o A transaction where any person other than the holders of Wilber's common stock on the date on which it takes effect, or the spouse or children of such holders, becomes the beneficial owner

               (meaning a corporate shareholder who has the power to buy or sell the shares, but who has not registered the shares on the corporation's books in his or her name) of 25% or more of Wilber's outstanding common stock; or
          o A transaction where any person other than Wilber becomes the beneficial owner of 50% or more of the Bank 's outstanding common stock; or
          o A transaction where during any consecutive two year period, individuals who at the beginning of the period make up the entire Board of Directors of Wilber, do not continue to constitute a majority of the Board of Directors for any reason, unless the election, or the nomination for election by Wilber's stockholders, of each new director was approved by a vote of at least two-thirds of the directors who were then still in office and who were directors at the beginning of the period.

     10.  Termination not for cause - if termination of any Participant's.
          -------------------------
          employment is not for cause and for reasons other than those described in items 2, 3, and 6 above, the Participant is entitled to a lifetime benefit equal to the Participant's base annual salary exclusive of bonuses, options or incentives.

     11.  Resignation - if any Participant voluntarily terminates employment,
          -----------
          the Participant is entitled to a lifetime benefit equal to Twenty-Five Thousand Dollars ($25,000).

     12.  Termination for cause - if any Participant is terminated for cause
          ---------------------
          (meaning a termination for gross negligence, commission of a felony or crime involving moral turpitude, fraud, disloyalty, dishonesty or violation of any law or Bank Policy) the Participant is entitled to a lifetime benefit equal to Ten Thousand Dollars ($10,000).

8. Additionally, in no event will the combined lifetime benefit and any other Group Term Coverage exceed Five Hundred Thousand Dollars ($500,000) or Seven Hundred Thousand Dollars ($700,000) for the Bank President and Chief Executive Officer.

9. A Participant with more than five (5) years or more of continuous service at the Vice President level or higher shall have a lifetime benefit equal to four times (4x) the Participant's base annual salary (meaning the Participant's most recent base full-time annual salary exclusive of bonuses, options, or incentives of any kind) during employment with the Bank or its parent company until the earliest of the following to occur:

     7.   Retirement - if a Participant voluntarily terminates employment
          ----------
          on or after the age of sixty-two (62) Participant is entitled lifetime benefit equal to the Participant's base annual salary exclusive of bonuses, options, or incentives, unless the combination of the Participant's age and total years of employment is at least Seventy
          (70), in which case the Participant is entitled to a lifetime benefit equal to four times (4x) the Participant's base annual salary exclusive of bonuses, options, or incentives.

     8.   Disability - if a Participant's termination of employment is due to
          ----------
          disability (meaning, to perform substantially all of Participant's normal duties, as determined by the Participant's written employment agreement of the Bank and or Wilber's personnel policies, as established by the Board of Directors of the Bank and or Wilber in their sole and absolute discretion), the Participant is entitled a lifetime benefit equal to four times (4x) the Participant's base annual salary exclusive of bonuses, options, or incentives.

     9.   Change of control - if termination of Participant's employment is
          -----------------
          following a change in control involving the Bank or Wilber, the Participant is entitled to a lifetime benefit equal to Four (4) Times the Participant's base annual salary exclusive of bonuses, options or incentives.


          A "Change of Control" means:

          o A transaction where a consolidation or merger occurs of either Wilber or the Bank and neither is the continuing or surviving corporation; or
          o A transaction where the shares of either Wilber's or the Bank's common stock (meaning stock with the lowest priority in terms of payment or dividends) are exchanged for cash, securities or other property. This does not include transactions where there is a merger of Wilber or of the Bank, and stockholders of Wilber's or the Bank's common stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; or
          o A transaction involving any sale, lease, exchange or other transfer of all, or substantially all, of the assets of Wilber or of the Bank; or
          o A transaction where the stockholders of Wilber approve any plan or proposal for the liquidation (meaning where corporate assets are converted into cash and distributed among creditors and shareholders) or dissolution (meaning the formal disbanding of the corporation) of Wilber or of the Bank;
          o A transaction where any person other than the holders of Wilber's common stock on the date on which it takes effect, or the spouse or children of such holders, becomes the beneficial owner (meaning a corporate shareholder who has the power to buy or sell the shares, but who has not registered the shares on the corporation's books in his or her name) of 25% or more of Wilber's outstanding common stock; or
          o A transaction where any person other than Wilber becomes the beneficial owner of 50% or more of the Bank 's outstanding common stock; or
          o A transaction where during any consecutive two year period, individuals who at the beginning of such period make up the entire Board of Directors of Wilber, do not continue to constitute a majority of the Board of Directors for any reason, unless the election, or the nomination for election by Wilber's stockholders, of each new director was approved by a vote of at least two-thirds of the directors who were then still in office and who were directors at the beginning of the period.

     10.  Termination not for cause - if termination of a Participant's
          --------------------------
          employment is not for cause and for reasons other than those described in items 2, 3, and 6 above, the Participant is entitled to a lifetime benefit equal to the Participant's base annual salary exclusive of bonuses, options or incentives unless the combination of the Participant's age and total full years of employment with the Bank and or Wilber is at least Seventy (70), in which case the Participant shall be entitled to a lifetime benefit equal to four times (4x) the Participant's base annual salary exclusive of bonuses, options or incentives.

     11.  Resignation - if any Participant voluntarily terminates employment
          -----------
          with the Bank and or Wilber, the Participant is entitled to a lifetime benefit in the amount of Twenty-Five Thousand ($25,000).

     12.  Termination for cause - if any Participant is terminated for cause
          ---------------------
          (meaning a termination for gross negligence, commission of a felony or crime involving moral turpitude, fraud, disloyalty, dishonesty or violation of any law or Bank Policy) the Participant is entitled to a lifetime benefit equal to Ten Thousand Dollars ($10,000).

10. Additionally, in no event will the combined lifetime benefit and any other Group Term Coverage exceed Five Hundred Thousand Dollars ($500,000) or Seven Hundred Thousand Dollars ($700,000) for the President and Chief Executive Officer.



     Signed at Oneonta, New York this
     29th day of September, 1997.


                                                    Company

                                                    WILBER NATIONAL BANK

                                                    By:/s/ Brian R. Wright
                                                       -------------------------
                                                       Brian R. Wright, Chairman

     The Insured accepts and agrees to the foregoing and, subject to the rights of the Owner as stated above, designates Kathleen M. Whittet, Wife 100% Primary, Renee M. Whittet, Daughter 50% secondary, Deeann L. Whittet, Daughter 50% Secondary as direct beneficiary(ies) of the portion of the proceeds described in (2), above.

     The Insured's signature on this Split Dollar Endorsement witnesses his/her agreement to the terms of the Split-Dollar Life Insurance Plan adopted by the Bank on September 26, 1997, as such may be amended from time to time.

Signed at Oneonta, New York, this 30th day of September, 1997.

                                                     /s/ Alfred S. Whittet
                                                    ----------------------------
                                                         Alfred S. Whittet
                                                         Insured